Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

First Quarter 2010

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - First Quarter 2010

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009 (1)

Revenues
Property-liability insurance premiums	$6,503	$6,517	$6,535	$6,560	$6,582
Life and annuity premiums and contract charges	544	498	482	494	484
Net investment income	1,050	1,076	1,084	1,108	1,176
Realized capital gains and losses:
Total other-than-temporary impairment losses	(250)	(641)	(539)	(471)	(725)
Portion of loss recognized in other comprehensive income	(5)	156	147	154	-
Net other-than-temporary impairment losses recognized in earnings	(255)	(485)	(392)	(317)	(725)
Sales and other realized capital gains and losses	(93)	452	(127)	645	366
Total realized capital gains and losses	(348)	(33)	(519)	328	(359)

Total revenues	7,749	8,058	7,582	8,490	7,883

Costs and expenses
Property-liability insurance claims and claims expense	4,792	4,451	4,573	5,002	4,720
Life and annuity contract benefits	442	441	382	407	387
Interest credited to contractholder funds	463	490	496	561	579
Amortization of deferred policy acquisition costs	1,014	1,105	1,023	1,229	1,397
Operating costs and expenses	829	760	744	702	801
Restructuring and related charges	11	18	35	32	45
Interest expense	92	101	106	97	88
Total costs and expenses	7,643	7,366	7,359	8,030	8,017

Gain on disposition of operations	1	1	2	1	3

Income (loss) from operations before income tax (benefit) expense	107	693	225	461	(131)

Income tax (benefit) expense	(13)	175	4	72	143

Net income (loss)	$120	$518	$221	$389	$(274)

Earnings per share: (2)

Net income (loss) per share - Basic	$0.22	$0.96	$0.41	$0.72	$(0.51)
Weighted average shares - Basic	540.5	539.9	539.9	539.8	538.9

Net income (loss) per share - Diluted	$0.22	$0.96	$0.41	$0.72	$(0.51)
Weighted average shares - Diluted	541.8	542.1	541.5	540.6	538.9

Cash dividends declared per share	$0.20	$0.20	$0.20	$0.20	$0.20

(1)             Income tax expense for the three months ended March 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009.  This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)             As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Contribution to income

Operating income before the impact of restructuring and related charges	$382	$604	$561	$318	$483
Restructuring and related charges, after-tax	(7)	(12)	(23)	(21)	(29)

Operating income *	375	592	538	297	454

Realized capital gains and losses, after-tax	(226)	(22)	(336)	218	(488)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(2)	(45)	18	(131)	(19)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(18)	-	-	-	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(10)	(7)	-	4	1
Gain on disposition of operations, after-tax	1	-	1	1	2

Net income (loss)	$120	$518	$221	$389	$(274)

Income per share - Diluted (1)

Operating income before the impact of restructuring and related charges	$0.70	$1.11	$1.04	$0.59	$0.90
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)

Operating income	0.69	1.09	0.99	0.55	0.84

Realized capital gains and losses, after-tax	(0.42)	(0.04)	(0.62)	0.40	(0.90)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	-	(0.08)	0.04	(0.24)	(0.03)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(0.03)	-	-	-	(0.42)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.01)	-	0.01	-
Gain on disposition of operations, after-tax	-	-	-	-	-

Net income (loss)	$0.22	$0.96	$0.41	$0.72	$(0.51)

Weighted average shares - Diluted	541.8	542.1	541.5	540.6	538.9

(1)       As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million, were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Property-Liability
Property-liability insurance premiums	$6,503	$6,517	$6,535	$6,560	$6,582
Net investment income	304	324	326	334	344
Realized capital gains and losses	(190)	235	(290)	201	(314)

Total Property-Liability revenues	6,617	7,076	6,571	7,095	6,612

Allstate Financial
Life and annuity premiums and contract charges	544	498	482	494	484
Net investment income	731	737	744	764	819
Realized capital gains and losses	(162)	(275)	(234)	121	(43)

Total Allstate Financial revenues	1,113	960	992	1,379	1,260

Corporate and Other
Service fees (1)	3	2	3	1	3
Net investment income	15	15	14	10	13
Realized capital gains and losses	4	7	5	6	(2)

Total Corporate and Other revenues before reclassification of services fees	22	24	22	17	14

Reclassification of service fees (1)	(3)	(2)	(3)	(1)	(3)

Total Corporate and Other revenues	19	22	19	16	11

Consolidated revenues	$7,749	$8,058	$7,582	$8,490	$7,883

(1)         For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Assets
Investments
Fixed income securities, at fair value
(amortized cost $82,486, $81,243, $81,367, $79,890 and $77,322)	$81,284	$78,766	$78,561	$72,766	$68,438
Equity securities, at fair value
(cost $3,436, $4,845, $4,274, $3,483 and $2,947)	3,807	5,024	4,603	3,297	2,410
Mortgage loans	7,639	7,935	8,853	9,406	9,710
Limited partnership interests	2,802	2,744	2,770	2,464	2,482
Short-term, at fair value
(amortized cost $2,482, $3,056, $3,470, $6,070 and $8,124)	2,482	3,056	3,470	6,070	8,125
Other	2,209	2,308	2,369	2,455	2,708
Total investments	100,223	99,833	100,626	96,458	93,873

Cash	704	612	727	667	837
Premium installment receivables, net	4,823	4,839	4,970	4,794	4,766
Deferred policy acquisition costs	5,186	5,470	6,916	8,228	8,379
Reinsurance recoverables, net (1)	6,415	6,355	6,460	6,621	6,651
Accrued investment income	904	864	901	859	906
Deferred income taxes	1,440	1,870	1,520	2,710	3,486
Property and equipment, net	954	990	1,013	1,031	1,044
Goodwill	874	875	874	874	874
Other assets	1,804	1,872	2,471	2,656	2,180
Separate Accounts	9,059	9,072	9,026	8,193	7,375

Total assets	$132,386	$132,652	$135,504	$133,091	$130,371

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,420	$19,167	$19,176	$19,271	$19,124
Reserve for life-contingent contract benefits	13,052	12,910	12,849	12,835	12,669
Contractholder funds	51,027	52,582	53,336	53,999	56,621
Unearned premiums	9,575	9,822	10,069	9,755	9,685
Claim payments outstanding	763	742	772	813	629
Other liabilities and accrued expenses	5,992	5,726	6,081	6,469	6,338
Long-term debt	5,910	5,910	6,661	6,658	5,659
Separate Accounts	9,059	9,072	9,026	8,193	7,375
Total liabilities	114,798	115,931	117,970	117,993	118,100

Equity
Common stock, 538 million, 537 million, 536 million, 536 million and 536 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,152	3,172	3,160	3,144	3,129
Retained income	31,514	31,492	31,083	30,969	29,825
Deferred ESOP expense	(44)	(47)	(47)	(47)	(46)
Treasury stock, at cost (362 million, 363 million, 364 million, 364 million and 364 million shares)	(15,782)	(15,828)	(15,832)	(15,835)	(15,836)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(384)	(441)	(411)	(380)	-
Other unrealized net capital gains and losses	(172)	(1,072)	(1,218)	(4,374)	(6,227)
Unrealized adjustment to DAC, DSI and insurance reserves	472	643	1,741	2,642	2,460
Total unrealized net capital gains and losses	(84)	(870)	112	(2,112)	(3,767)
Unrealized foreign currency translation adjustments	60	46	42	17	(3)
Unrecognized pension and other postretirement benefit cost	(1,265)	(1,282)	(1,022)	(1,077)	(1,069)
Total accumulated other comprehensive loss	(1,289)	(2,106)	(868)	(3,172)	(4,839)
Total shareholders’ equity	17,560	16,692	17,505	15,068	12,242
Noncontrolling interest	28	29	29	30	29
Total equity	17,588	16,721	17,534	15,098	12,271
Total liabilities and equity	$132,386	$132,652	$135,504	$133,091	$130,371

(1)       Reinsurance recoverables of unpaid losses related to Property-Liability were $2,162 million, $2,139 million, $2,140 million, $2,162 million and $2,205 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Book value per share

Numerator:

Shareholders’ equity	$17,560	$16,692	$17,505	$15,068	$12,242

Denominator:

Shares outstanding and dilutive potential shares outstanding	544.3	541.3	542.1	540.6	540.5

Book value per share	$32.26	$30.84	$32.29	$27.87	$22.65

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$17,560	$16,692	$17,505	$15,068	$12,242

Unrealized net capital gains and losses on fixed income securities	(309)	(967)	(81)	(1,988)	(3,314)

Adjusted shareholders’ equity	$17,869	$17,659	$17,586	$17,056	$15,556

Denominator:

Shares outstanding and dilutive potential shares outstanding	544.3	541.3	542.1	540.6	540.5

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$32.83	$32.62	$32.44	$31.55	$28.78

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Return on Shareholders’ Equity

Numerator:

Net income (loss) (1)	$1,248	$854	$(793)	$(1,937)	$(2,301)

Denominator:

Beginning shareholders’ equity	$12,242	$12,641	$16,938	$19,709	$20,303
Ending shareholders’ equity	17,560	16,692	17,505	15,068	12,242

Average shareholders’ equity (2)	$14,901	$14,667	$17,222	$17,389	$16,273

Return on shareholders’ equity	8.4%	5.8%	(4.6)%	(11.1)%	(14.1)%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,802	$1,881	$1,807	$1,079	$1,465

Denominator:

Beginning shareholders’ equity	$12,242	$12,641	$16,938	$19,709	$20,303
Unrealized net capital gains and losses	(3,767)	(3,738)	(1,475)	(274)	(280)
Adjusted beginning shareholders’ equity	16,009	16,379	18,413	19,983	20,583

Ending shareholders’ equity	17,560	16,692	17,505	15,068	12,242
Unrealized net capital gains and losses	(84)	(870)	112	(2,112)	(3,767)
Adjusted ending shareholders’ equity	17,644	17,562	17,393	17,180	16,009

Average adjusted shareholders’ equity (2)	$16,827	$16,971	$17,903	$18,582	$18,296

Operating income return on shareholders’ equity	10.7%	11.1%	10.1%	5.8%	8.0%

(1)	Net income (loss) and operating income reflect a trailing twelve-month period.
(2)

Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Debt

Long-term debt	$5,910	$5,910	$6,661	$6,658	$5,659

Capital resources

Debt	$5,910	$5,910	$6,661	$6,658	$5,659

Shareholders’ equity
Common stock	9	9	9	9	9
Additional capital paid-in	3,152	3,172	3,160	3,144	3,129
Retained income	31,514	31,492	31,083	30,969	29,825
Deferred ESOP expense	(44)	(47)	(47)	(47)	(46)
Treasury stock	(15,782)	(15,828)	(15,832)	(15,835)	(15,836)
Unrealized net capital gains and losses	(84)	(870)	112	(2,112)	(3,767)
Unrealized foreign currency translation adjustments	60	46	42	17	(3)
Unrecognized pension and other postretirement benefit cost	(1,265)	(1,282)	(1,022)	(1,077)	(1,069)
Total shareholders’ equity	17,560	16,692	17,505	15,068	12,242

Total capital resources	$23,470	$22,602	$24,166	$21,726	$17,901

Ratio of debt to shareholders’ equity	33.7%	35.4%	38.1%	44.2%	46.2%

Ratio of debt to capital resources	25.2%	26.1%	27.6%	30.6%	31.6%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$120	$518	$221	$389	$(274)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	16	(4)	(1)	(12)	(74)
Realized capital gains and losses	348	33	519	(328)	359
Gain on disposition of operations	(1)	(1)	(2)	(1)	(3)
Interest credited to contractholder funds	463	490	496	561	579
Changes in:
Policy benefit and other insurance reserves	188	(117)	(312)	96	(244)
Unearned premiums	(261)	(253)	289	47	(330)
Deferred policy acquisition costs	30	43	(77)	167	381
Premium installment receivables, net	24	134	(163)	(16)	71
Reinsurance recoverables, net	(72)	16	32	(52)	(81)
Income taxes	73	485	(184)	(84)	1,443
Other operating assets and liabilities	36	(558)	215	193	(305)
Net cash provided by operating activities	964	786	1,033	960	1,522

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,930	5,261	7,242	4,373	4,483
Equity securities	1,990	2,258	1,089	1,675	1,872
Limited partnership interests	146	76	79	60	154
Mortgage loans	3	200	(1)	129	12
Other investments	37	91	167	246	16
Investment collections
Fixed income securities	1,122	1,609	1,289	1,455	1,203
Mortgage loans	263	671	495	126	472
Other investments	18	18	34	34	31
Investment purchases
Fixed income securities	(7,099)	(6,879)	(10,270)	(6,999)	(5,425)
Equity securities	(556)	(2,505)	(1,784)	(2,274)	(1,933)
Limited partnership interests	(185)	(110)	(406)	(124)	(144)
Mortgage loans	(1)	(3)	(9)	(4)	(10)
Other investments	(43)	(10)	(13)	(41)	-
Change in short-term investments, net	411	544	2,270	2,460	707
Change in other investments, net	(49)	(196)	(64)	(32)	(48)
Disposition of operations	-	-	-	-	12
Purchases of property and equipment, net	(24)	(46)	(39)	(51)	(53)
Net cash provided by investing activities	963	979	79	1,033	1,349

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	3	1,000	-
Repayment of long-term debt	-	(751)	-	(1)	-
Contractholder fund deposits	828	898	802	1,152	1,298
Contractholder fund withdrawals	(2,569)	(1,921)	(1,749)	(4,159)	(3,577)
Dividends paid	(107)	(108)	(107)	(107)	(220)
Treasury stock purchases	(5)	(1)	-	-	(3)
Shares reissued under equity incentive plans, net	14	1	2	-	-
Excess tax benefits on share-based payment arrangements	(2)	1	-	-	(6)
Other	6	1	(3)	(48)	59
Net cash used in financing activities	(1,835)	(1,880)	(1,052)	(2,163)	(2,449)

NET INCREASE (DECREASE) IN CASH	92	(115)	60	(170)	422
CASH AT BEGINNING OF PERIOD	612	727	667	837	415
CASH AT END OF PERIOD	$704	$612	$727	$667	$837

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the three months ended March 31, 2010							Acquisition Costs as of March 31, 2010

				Amortization
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	March 31, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$872	$(925)	$-	$-	$-	$1,357	$1,357	$-	$1,357

Allstate Financial:
Traditional life and accident and health	650	38	(29)	-	-	-	659	659	-	659
Interest-sensitive life	2,246	61	(44)	(2)	13	(65)	2,209	2,176	33	2,209
Fixed annuity	1,159	15	(25)	(1)	(1)	(191)	956	374	582	956
Other	5	-	-	-	-	-	5	5	-	5
Sub-total	4,060	114	(98)	(3)	12	(256)	3,829	3,214	615	3,829

Consolidated	$5,470	$986	$(1,023)	$(3)	$12	$(256)	$5,186	$4,571	$615	$5,186

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the three months ended March 31, 2009							Acquisition Costs as of March 31, 2009

				Amortization
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	Balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2008	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	March 31, 2009	and losses	and losses	and losses

Property-Liability	$1,453	$900	$(949)	$-	$-	$-	$1,404	$1,404	$-	$1,404

Allstate Financial:
Traditional life and accident and health	595	34	(28)	-	-	-	601	601	-	601
Interest-sensitive life	2,449	47	(41)	-	12	(10)	2,457	2,111	346	2,457
Fixed annuity	4,037	30	(74)	(27)	(289)	233	3,910	780	3,130	3,910
Other	8	-	(1)	-	-	-	7	7	-	7
Sub-total	7,089	111	(144)	(27)	(277)	223	6,975	3,499	3,476	6,975

Consolidated	$8,542	$1,011	$(1,093)	$(27)	$(277)	$223	$8,379	$4,903	$3,476	$8,379

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Premiums written *	$6,258	$6,277	$6,810	$6,615	$6,269
Decrease (increase) in unearned premium	245	248	(315)	(70)	337
Other	-	(8)	40	15	(24)

Premiums earned	6,503	6,517	6,535	6,560	6,582
Claims and claims expense	(4,792)	(4,451)	(4,573)	(5,002)	(4,720)
Amortization of deferred policy acquisition costs	(925)	(957)	(943)	(940)	(949)
Operating costs and expenses	(704)	(648)	(642)	(591)	(678)
Restructuring and related charges	(11)	(17)	(31)	(30)	(27)
Underwriting income (loss) *	71	444	346	(3)	208

Net investment income	304	324	326	334	344
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(2)	(2)	(3)	(3)
Income tax expense on operations	(88)	(212)	(169)	(39)	(135)

Operating income	286	554	501	289	414

Realized capital gains and losses, after-tax	(123)	151	(188)	131	(316)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	2	1	2	2
Net income	$164	$707	$314	$422	$100

Catastrophe losses	$648	$328	$407	$818	$516

Operating ratios *
Claims and claims expense ratio	73.7	68.3	70.0	76.2	71.7
Expense ratio	25.2	24.9	24.7	23.8	25.1
Combined ratio	98.9	93.2	94.7	100.0	96.8

Combined ratio excluding the effect of catastrophes *	88.9	88.2	88.5	87.5	89.0
Effect of catastrophe losses on combined ratio *	10.0	5.0	6.2	12.5	7.8
Combined ratio	98.9	93.2	94.7	100.0	96.8

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	89.1	88.1	88.0	87.2	88.9
Effect of catastrophe losses on combined ratio *	10.0	5.0	6.2	12.5	7.8
Effect of prior year reserve reestimates on combined ratio *	(0.4)	(0.4)	(0.7)	0.3	(0.8)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.2	0.5	1.2	-	0.9
Combined ratio	98.9	93.2	94.7	100.0	96.8

Effect of restructuring and related charges on combined ratio *	0.2	0.3	0.5	0.5	0.4

Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.1	0.3	-	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Property-Liability Underwriting Summary
Allstate Protection	$75	$449	$363	$1	$214
Discontinued Lines and Coverages	(4)	(5)	(17)	(4)	(6)
Underwriting income (loss)	$71	$444	$346	$(3)	$208

Allstate Protection Underwriting Summary
Premiums written	$6,258	$6,277	$6,810	$6,615	$6,270

Premiums earned	$6,503	$6,517	$6,535	$6,560	$6,583
Claims and claims expense	(4,790)	(4,448)	(4,557)	(5,000)	(4,717)
Amortization of deferred policy acquisition costs	(925)	(957)	(943)	(940)	(949)
Operating costs and expenses	(702)	(646)	(641)	(589)	(676)
Restructuring and related charges	(11)	(17)	(31)	(30)	(27)
Underwriting income	$75	$449	$363	$1	$214

Catastrophe losses	$648	$328	$407	$818	$516

Operating ratios
Claims and claims expense ratio	73.6	68.2	69.7	76.2	71.6
Expense ratio	25.2	24.9	24.7	23.8	25.1
Combined ratio	98.8	93.1	94.4	100.0	96.7

Effect of catastrophe losses on combined ratio	10.0	5.0	6.2	12.5	7.8

Effect of restructuring and related charges on combined ratio	0.2	0.3	0.5	0.5	0.4

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$-	$(1)

Premiums earned	$-	$-	$-	$-	$(1)
Claims and claims expense	(2)	(3)	(16)	(2)	(3)
Operating costs and expenses	(2)	(2)	(1)	(2)	(2)

Underwriting loss	$(4)	$(5)	$(17)	$(4)	$(6)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.3	-	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Allstate brand (1)
Standard auto	$4,023	$3,860	$4,049	$3,876	$3,978
Non-standard auto	237	219	235	232	241
Auto	4,260	4,079	4,284	4,108	4,219

Involuntary auto	16	15	13	15	12
Commercial lines	131	128	132	147	143
Homeowners	1,189	1,359	1,573	1,532	1,171
Other personal lines	399	410	460	451	391
	5,995	5,991	6,462	6,253	5,936

Encompass brand
Standard auto	160	171	208	217	204
Non-standard auto	3	3	6	5	8
Auto	163	174	214	222	212

Involuntary auto	2	2	2	3	3
Homeowners	80	89	110	112	97
Other personal lines	18	21	22	25	22

	263	286	348	362	334

Allstate Protection	6,258	6,277	6,810	6,615	6,270

Discontinued Lines and Coverages	-	-	-	-	(1)

Property-Liability	$6,258	$6,277	$6,810	$6,615	$6,269

Allstate Protection
Standard auto	$4,183	$4,031	$4,257	$4,093	$4,182
Non-standard auto	240	222	241	237	249
Auto	4,423	4,253	4,498	4,330	4,431

Involuntary auto	18	17	15	18	15
Commercial lines	131	128	132	147	143
Homeowners	1,269	1,448	1,683	1,644	1,268
Other personal lines	417	431	482	476	413

	$6,258	$6,277	$6,810	$6,615	$6,270

(1)                 Allstate brand premiums written, excluding Allstate Canada, by the direct channel totaled $185 million, $161 million, $169 million, $146 million and $146 million for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.  The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended March 31,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of Pre-tax
					Incurred						Catastrophe Losses				Reserve Reestimates
	Premiums Earned		Incurred Losses		Catastrophe Losses		Expenses		Loss Ratio (2)		on the Loss Ratio		Expense Ratio		on the Combined Ratio

Allstate brand
Standard auto	$3,943	$3,917	$2,739	$2,696	$28	$63	$985	$960	69.4	68.8	0.7	1.6	25.0	24.5	(0.1)	(0.7)
Non-standard auto	230	237	158	162	1	2	56	56	68.7	68.4	0.4	0.8	24.3	23.6	(1.3)	(0.4)
Auto	4,173	4,154	2,897	2,858	29	65	1,041	1,016	69.4	68.8	0.7	1.6	25.0	24.5	(0.1)	(0.7)

Homeowners	1,416	1,417	1,239	1,172	525	390	337	341	87.5	82.7	37.1	27.5	23.8	24.1	(0.4)	(1.2)
Other personal lines (1)	592	610	376	403	43	47	173	184	63.5	66.1	7.3	7.7	29.2	30.1	(3.9)	0.8

Total Allstate brand	6,181	6,181	4,512	4,433	597	502	1,551	1,541	73.0	71.7	9.7	8.1	25.1	25.0	(0.6)	(0.7)

Encompass brand
Standard auto	194	247	149	183	2	2	51	67	76.8	74.1	1.0	0.8	26.3	27.1	5.2	(2.4)
Non-standard auto	4	9	4	6	-	-	1	3	100.0	66.7	-	-	25.0	33.3	-	-
Auto	198	256	153	189	2	2	52	70	77.3	73.8	1.0	0.8	26.2	27.4	5.1	(2.3)

Homeowners	100	118	103	73	46	12	29	34	103.0	61.9	46.0	10.2	29.0	28.8	(2.0)	(12.7)
Other personal lines (1)	24	28	22	22	3	-	6	7	91.7	78.6	12.5	-	25.0	25.0	4.2	14.3

Total Encompass brand	322	402	278	284	51	14	87	111	86.4	70.7	15.8	3.5	27.0	27.6	2.8	(4.2)

Allstate Protection	$6,503	$6,583	$4,790	$4,717	$648	$516	$1,638	$1,652	73.6	71.6	10.0	7.8	25.2	25.1	(0.4)	(0.9)

(1)     Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)     Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	March 31, 2010				December 31, 2009				September 30, 2009				June 30, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense
	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio

Allstate brand
Standard auto	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1	$3,928	70.7	2.1	24.2
Non-standard auto	230	68.7	0.4	24.3	231	69.3	0.4	25.1	231	63.6	0.4	25.6	240	67.1	1.3	23.7
Auto	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1	4,168	70.6	2.1	24.1

Homeowners	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9	1,409	95.1	45.8	21.2
Other personal lines (1)	592	63.5	7.3	29.2	591	66.7	6.6	28.6	601	64.1	4.0	31.6	600	72.5	9.8	25.3

Total Allstate brand	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6	6,177	76.3	12.8	23.6

Encompass brand
Standard auto	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4	234	73.5	0.4	26.1
Non-standard auto	4	100.0	-	25.0	5	80.0	-	40.0	6	66.7	-	50.0	7	85.7	-	28.6
Auto	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0	241	73.9	0.4	26.1

Homeowners	100	103.0	46.0	29.0	104	57.7	9.6	29.8	108	67.6	15.7	29.6	114	76.3	22.8	28.1
Other personal lines (1)	24	91.7	12.5	25.0	26	88.4	3.8	23.1	26	65.4	—	26.9	28	71.4	3.6	25.0

Total Encompass brand	322	86.4	15.8	27.0	340	72.3	2.9	26.8	361	73.1	5.0	27.2	383	74.4	7.3	26.6

Allstate Protection	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7	$6,560	76.2	12.5	23.8

	Three months ended				Three months ended				Three months ended				Three months ended
	March 31, 2009				December 31, 2008				September 30, 2008				June 30, 2008

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense	Premiums	Loss	CAT Losses	Expense
	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio	Earned	Ratio	on Loss Ratio	Ratio

Allstate brand
Standard auto	$3,917	68.8	1.6	24.5	$3,939	73.3	0.6	26.1	$3,993	66.7	1.9	24.3	$4,014	67.1	2.1	23.5
Non-standard auto	237	68.4	0.8	23.6	246	67.1	0.4	24.8	261	57.1	1.5	24.1	270	60.0	1.1	22.6
Auto	4,154	68.8	1.6	24.5	4,185	72.9	0.6	26.0	4,254	66.1	1.9	24.3	4,284	66.6	2.0	23.5

Homeowners	1,417	82.7	27.5	24.1	1,459	59.9	11.6	24.7	1,453	158.1	106.2	23.2	1,420	86.5	38.0	21.2
Other personal lines (1)	610	66.1	7.7	30.1	606	66.8	8.9	34.7	643	77.0	17.1	28.3	593	63.1	5.9	26.8

Total Allstate brand	6,181	71.7	8.1	25.0	6,250	69.3	4.0	26.5	6,350	88.2	27.3	24.5	6,297	70.8	10.5	23.2

Encompass brand
Standard auto	247	74.1	0.8	27.1	261	78.1	0.4	28.0	272	71.0	1.1	27.2	278	65.8	1.8	27.7
Non-standard auto	9	66.7	-	33.3	10	130.0	-	50.0	9	77.8	-	33.3	12	83.3	-	25.0
Auto	256	73.8	0.8	27.4	271	80.1	0.4	28.8	281	71.2	1.1	27.4	290	66.5	1.7	27.6

Homeowners	118	61.9	10.2	28.8	117	53.0	6.0	33.3	124	113.7	62.9	30.7	129	72.9	23.3	31.8
Other personal lines (1)	28	78.6	-	25.0	30	80.0	16.7	26.7	30	66.6	6.7	26.7	34	88.2	5.9	26.5

Total Encompass brand	402	70.7	3.5	27.6	418	72.5	3.1	29.9	435	83.0	19.1	28.3	453	70.0	8.2	28.7

Allstate Protection	$6,583	71.6	7.8	25.1	$6,668	69.6	3.9	26.7	$6,785	87.9	26.8	24.7	$6,750	70.7	10.3	23.7

(1)    Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended			Three months ended				Three months ended
	March 31, 2010 (1)				December 31, 2009			September 30, 2009				June 30, 2009

	Number of			State	Number of		State	Number of			State	Number of			State
	States		Countrywide (%) (4)	Specific (%) (5)	States	Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)
Allstate brand
Standard auto (2)	8		0.3	2.9	15	1.5	5.5	15		1.4	6.5	12		0.8	4.3
Non-standard auto	1		0.9	22.1	4	1.1	9.4	4		1.2	5.5	2		0.1	3.2
Auto	9		0.3	3.3	17	1.5	5.6	17		1.4	6.4	13		0.8	4.3
Homeowners (3)	6		0.9	7.4	22	1.9	6.5	19	(6)	2.4	6.9	16		1.7	13.3

Encompass brand
Standard auto	6		1.5	7.1	11	1.3	9.5	13		1.6	9.6	8		1.0	8.3
Non-standard auto	-		-	-	-	-	-	-		-	-	-		-	-
Auto	6		1.4	7.1	11	1.3	9.5	13		1.6	9.6	8		0.9	8.3
Homeowners	5		0.7	5.2	10	0.6	7.9	17		2.0	4.8	10	(6)	0.5	5.7

	Three months ended				Three months ended			Three months ended				Three months ended
	March 31, 2009				December 31, 2008			September 30, 2008				June 30, 2008

	Number of			State	Number of		State	Number of			State	Number of			State
	States		Countrywide (%) (4)	Specific (%) (5)	States	Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)	States		Countrywide (%) (4)	Specific (%) (5)
Allstate brand
Standard auto (2)	18	(6)	0.9	3.3	8	0.2	4.1	12		0.6	3.8	15		(0.4)	(1.2)
Non-standard auto	4		0.1	1.6	2	(0.1)	(16.5)	2		-	0.6	5	(6)	(0.2)	(7.7)
Auto	19	(6)	0.9	3.3	9	0.2	3.9	13		0.6	3.8	19	(6)	(0.4)	(1.2)
Homeowners (3)	14		2.5	7.4	4	0.2	3.6	17	(6)	(3.1)	(11.5)	16		0.7	2.3

Encompass brand
Standard auto	24		3.7	8.1	4	0.1	6.7	14		1.3	11.0	9		0.8	3.4
Non-standard auto	1		0.9	31.7	1	0.9	49.5	3		4.0	20.7	-		-	-
Auto	25		3.6	8.1	5	0.2	9.1	16		1.5	11.9	9		0.8	3.4
Homeowners	18		1.6	6.7	4	1.2	13.1	12		0.5	2.3	13	(6)	0.9	4.5

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending March 31, 2010 are estimated to total $121 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.5%, 1.6%, 0.5%, 0.6%, 0.7%, 0.1%, 0.8% and (0.6)% for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.5%, 1.5%, 2.4%, 1.7%, 1.7%, 0.2%, (2.6)% and 0.8% for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Standard auto
($ in millions)
Net premiums written
Allstate brand	$4,023	$3,860	$4,049	$3,876	$3,978
Encompass brand	160	171	208	217	204
	4,183	4,031	4,257	4,093	4,182
Net premiums earned
Allstate brand	$3,943	$3,944	$3,946	$3,928	$3,917
Encompass brand	194	205	221	234	247
	4,137	4,149	4,167	4,162	4,164
Incurred losses
Allstate brand	$2,739	$2,729	$2,708	$2,779	$2,696
Encompass brand	149	159	170	172	183
	2,888	2,888	2,878	2,951	2,879
Expenses
Allstate brand	$985	$965	$949	$949	$960
Encompass brand	51	52	56	61	67
	1,036	1,017	1,005	1,010	1,027
Underwriting Income
Allstate brand	$219	$250	$289	$200	$261
Encompass brand	(6)	(6)	(5)	1	(3)
	213	244	284	201	258
Loss ratio
Allstate brand	69.4	69.2	68.6	70.7	68.8
Encompass brand	76.8	77.5	76.9	73.5	74.1
Allstate Protection	69.8	69.6	69.1	70.9	69.1
Expense ratio
Allstate brand	25.0	24.5	24.1	24.2	24.5
Encompass brand	26.3	25.4	25.4	26.1	27.1
Allstate Protection	25.1	24.5	24.1	24.3	24.7
Combined ratio
Allstate brand	94.4	93.7	92.7	94.9	93.3
Encompass brand	103.1	102.9	102.3	99.6	101.2
Allstate Protection	94.9	94.1	93.2	95.2	93.8
Effect of catastrophe losses on loss ratio
Allstate brand	0.7	(0.3)	1.3	2.1	1.6
Encompass brand	1.0	(0.5)	0.5	0.4	0.8

Allstate brand standard auto domestic operating measures (1)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Operating measures (2)
Policies in force (in thousands)	17,581	17,744	17,774	17,836	17,843
New issued applications (in thousands)	464	488	524	496	521
Average premium - gross written ($)	443	441	435	430	430
Average premium - net earned ($)	430	428	426	425	424
Renewal ratio (%)	88.8	88.8	89.1	89.0	88.6

Loss trends
(% change year-over-year)
Bodily injury claim frequency	5.4	14.4	19.6	13.6	5.5
Property damage claim frequency	(0.1)	7.6	10.7	5.1	1.6

(1)   Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)   Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$237	$219	$235	$232	$241
Encompass brand	3	3	6	5	8
	240	222	241	237	249
Net premiums earned
Allstate brand	$230	$231	$231	$240	$237
Encompass brand	4	5	6	7	9
	234	236	237	247	246
Incurred losses
Allstate brand	$158	$160	$147	$161	$162
Encompass brand	4	4	4	6	6
	162	164	151	167	168
Expenses
Allstate brand	$56	$58	$59	$57	$56
Encompass brand	1	2	3	2	3
	57	60	62	59	59
Underwriting Income
Allstate brand	$16	$13	$25	$22	$19
Encompass brand	(1)	(1)	(1)	(1)	-
	15	12	24	21	19
Loss ratio
Allstate brand	68.7	69.3	63.6	67.1	68.4
Encompass brand	100.0	80.0	66.7	85.7	66.7
Allstate Protection	69.2	69.5	63.7	67.6	68.3
Expense ratio
Allstate brand	24.3	25.1	25.6	23.7	23.6
Encompass brand	25.0	40.0	50.0	28.6	33.3
Allstate Protection	24.4	25.4	26.2	23.9	24.0
Combined ratio
Allstate brand	93.0	94.4	89.2	90.8	92.0
Encompass brand	125.0	120.0	116.7	114.3	100.0
Allstate Protection	93.6	94.9	89.9	91.5	92.3
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	0.4	0.4	1.3	0.8
Encompass brand	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Operating measures (2)
Policies in force (in thousands)	724	719	733	743	750
New issued applications (in thousands)	99	84	91	86	102
Average premium - gross written ($)	619	625	613	612	615
Average premium - net earned ($)	571	574	578	583	591
Renewal ratio (%)	71.8	72.4	72.6	73.3	71.6

Loss trends
(% change year-over-year)
Bodily injury claim frequency	6.6	16.7	29.5	26.3	15.9
Property damage claim frequency	3.1	9.4	16.5	10.2	7.1

(1)    Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)    Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Auto
($ in millions)
Net premiums written
Allstate brand	$4,260	$4,079	$4,284	$4,108	$4,219
Encompass brand	163	174	214	222	212
	4,423	4,253	4,498	4,330	4,431
Net premiums earned
Allstate brand	$4,173	$4,175	$4,177	$4,168	$4,154
Encompass brand	198	210	227	241	256
	4,371	4,385	4,404	4,409	4,410
Incurred losses
Allstate brand	$2,897	$2,889	$2,855	$2,940	$2,858
Encompass brand	153	163	174	178	189
	3,050	3,052	3,029	3,118	3,047
Expenses
Allstate brand	$1,041	$1,023	$1,008	$1,006	$1,016
Encompass brand	52	54	59	63	70
	1,093	1,077	1,067	1,069	1,086
Underwriting Income
Allstate brand	$235	$263	$314	$222	$280
Encompass brand	(7)	(7)	(6)	-	(3)
	228	256	308	222	277
Loss ratio
Allstate brand	69.4	69.2	68.4	70.6	68.8
Encompass brand	77.3	77.6	76.6	73.9	73.8
Allstate Protection	69.8	69.6	68.8	70.7	69.1
Expense ratio
Allstate brand	25.0	24.5	24.1	24.1	24.5
Encompass brand	26.2	25.7	26.0	26.1	27.4
Allstate Protection	25.0	24.6	24.2	24.3	24.6
Combined ratio
Allstate brand	94.4	93.7	92.5	94.7	93.3
Encompass brand	103.5	103.3	102.6	100.0	101.2
Allstate Protection	94.8	94.2	93.0	95.0	93.7
Effect of catastrophe losses on loss ratio
Allstate brand	0.7	(0.3)	1.3	2.1	1.6
Encompass brand	1.0	(0.5)	0.4	0.4	0.8

Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(0.1)	(0.6)	0.1	(0.2)	(0.7)
Encompass brand	5.1	(1.0)	3.1	1.7	(2.3)

Allstate brand auto domestic operating measures (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Operating measures (2)
Policies in force (in thousands)	18,305	18,463	18,507	18,579	18,593
New issued applications (in thousands)	563	572	615	582	623
Average premium - gross written ($)	451	449	443	438	438
Average premium - net earned ($)	436	434	432	431	431
Renewal ratio (%)	88.0	88.1	88.3	88.3	87.8

Loss trends
(% change year-over-year)
Bodily injury claim frequency	5.4	14.4	20.1	14.2	5.9
Property damage claim frequency	-	7.7	10.9	5.3	1.7
Paid severity - bodily injury	(1.3)	(4.9)	(0.9)	0.9	2.1
Paid severity - property damage	0.4	0.1	(1.0)	0.5	(2.4)

(1)  Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,189	$1,359	$1,573	$1,532	$1,171
Encompass brand	80	89	110	112	97
	1,269	1,448	1,683	1,644	1,268
Net premiums earned
Allstate brand	$1,416	$1,411	$1,396	$1,409	$1,417
Encompass brand	100	104	108	114	118
	1,516	1,515	1,504	1,523	1,535
Incurred losses
Allstate brand	$1,239	$919	$1,053	$1,340	$1,172
Encompass brand	103	60	73	87	73
	1,342	979	1,126	1,427	1,245
Expenses
Allstate brand	$337	$337	$319	$299	$341
Encompass brand	29	31	32	32	34
	366	368	351	331	375
Underwriting Income
Allstate brand	$(160)	$155	$24	$(230)	$(96)
Encompass brand	(32)	13	3	(5)	11
	(192)	168	27	(235)	(85)
Loss ratio
Allstate brand	87.5	65.1	75.4	95.1	82.7
Encompass brand	103.0	57.7	67.6	76.3	61.9
Allstate Protection	88.5	64.6	74.9	93.7	81.1
Expense ratio
Allstate brand	23.8	23.9	22.9	21.2	24.1
Encompass brand	29.0	29.8	29.6	28.1	28.8
Allstate Protection	24.2	24.3	23.3	21.7	24.4
Combined ratio
Allstate brand	111.3	89.0	98.3	116.3	106.8
Encompass brand	132.0	87.5	97.2	104.4	90.7
Allstate Protection	112.7	88.9	98.2	115.4	105.5
Effect of catastrophe losses on loss ratio
Allstate brand	37.1	20.6	22.3	45.8	27.5
Encompass brand	46.0	9.6	15.7	22.8	10.2
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	(0.4)	(3.3)	(5.2)	(0.9)	(1.2)
Encompass brand	(2.0)	(3.8)	(1.9)	1.8	(12.7)

Allstate brand homeowners domestic operating measures (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Operating measures (2)
Policies in force (in thousands)	6,886	6,973	7,027	7,105	7,181
New issued applications (in thousands)	119	136	148	145	127
Average premium - gross written ($)	921	899	889	879	861
Average premium - net earned ($)	795	785	771	768	771
Renewal ratio (%)	88.0	88.4	88.5	88.0	87.5

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	5.1	13.9	13.5	3.9	5.1
Claim severity excluding catastrophe losses	(2.1)	(8.5)	9.0	7.0	3.2

(1)  Measures presented for Allstate brand exclude the Company’s Canadian operations.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
Policies in Force (2)
(in thousands)
Standard auto	17,581	17,744	17,774	17,836	17,843
Non-standard auto	724	719	733	743	750
Auto	18,305	18,463	18,507	18,579	18,593

Homeowners	6,886	6,973	7,027	7,105	7,181

New Issued Applications (3)
(in thousands)
Standard auto	464	488	524	496	521
Non-standard auto	99	84	91	86	102
Auto	563	572	615	582	623

Homeowners	119	136	148	145	127

Average Premium - Gross Written ($) (4)
Standard auto	443	441	435	430	430
Non-standard auto	619	625	613	612	615
Auto	451	449	443	438	438

Homeowners	921	899	889	879	861

Average Premium - Net Earned ($) (5)
Standard auto	430	428	426	425	424
Non-standard auto	571	574	578	583	591
Auto	436	434	432	431	431

Homeowners	795	785	771	768	771

Renewal Ratio (%) (6)
Standard auto	88.8	88.8	89.1	89.0	88.6
Non-standard auto	71.8	72.4	72.6	73.3	71.6
Auto	88.0	88.1	88.3	88.3	87.8

Homeowners	88.0	88.4	88.5	88.0	87.5

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	5.4	14.4	19.6	13.6	5.5
Non-standard auto	6.6	16.7	29.5	26.3	15.9
Auto	5.4	14.4	20.1	14.2	5.9

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(0.1)	7.6	10.7	5.1	1.6
Non-standard auto	3.1	9.4	16.5	10.2	7.1
Auto	-	7.7	10.9	5.3	1.7

Auto Paid Severity
(% change year-over-year)
Bodily injury	(1.3)	(4.9)	(0.9)	0.9	2.1
Property damage	0.4	0.1	(1.0)	0.5	(2.4)

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	5.1	13.9	13.5	3.9	5.1
Claim severity	(2.1)	(8.5)	9.0	7.0	3.2

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.
(2)	Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
(3)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(4)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, or premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)

Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Three months ended March 31, 2010

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$16	$17	106.3%	$-	- %
Other hurricane exposure states	782	913	116.8%	493	63.0%
Total hurricane exposure states (2)	798	930	116.5%	493	61.8%		2	6.7%
Other catastrophe exposure states	718	412	57.4%	78	10.9%		8	9.2%

Total	$1,516	$1,342	88.5%	$571	37.7%	11	10	7.2%

	1992 to 2009 Historical Information					1992 to 2009 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,563	$5,037	141.4%	$3,552	99.7%	$3,672	$3,255	88.6%	$1,770	48.2%
Other hurricane exposure states	38,580	30,965	80.3%	10,957	28.4%	38,649	30,897	79.9%	10,889	28.2%
Total hurricane exposure states (2)	42,143	36,002	85.4%	14,509	34.4%	42,321	34,152	80.7%	12,659	29.9%
Other catastrophe exposure states	35,898	26,982	75.2%	8,223	22.9%	35,898	25,141	70.0%	6,382	17.8%

Total	$78,041	$62,984	80.7%	$22,732	29.1%	$78,219	$59,293	75.8%	$19,041	24.3%	1,183

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2010.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund ("FHCF"), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2009, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property - Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	-	-	-	10.0	6,503	648	648	10.0

Average (2)	5.0	6.3	13.4	5.5	7.5				4.1

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	-	-	-	10.0	6,503	648

Average (2)	4.1	6.2	11.2	4.3	6.4

(1)                The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)                The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)                The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended March 31, 2010
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	2	18.2	400	61.7	6.1	200
$50 million to $100 million	2	18.2	123	19.0	1.9	62
Less than $50 million	7	63.6	140	21.6	2.2	20
Total	11	100.0%	663	102.3	10.2	60
Prior year reserve reestimates			(15)	(2.3)	(0.2)
Total catastrophe losses			$648	100.0%	10.0

1995 through March 2010
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (1)
Hurricane Katrina - 2005	LA			$3,592	14.8%	1.0	$3,592
Hurricane Ike - 2008	TX			909	3.7	0.3	909
Hurricane Rita - 2005	TX			900	3.7	0.3	900
Hurricane Ivan - 2004	FL			631	2.6	0.2	631
Hurricane Charley - 2004	FL			602	2.5	0.2	602
Hurricane Frances - 2004	FL			550	2.2	0.2	550
Hurricane Wilma - 2005	FL			540	2.2	0.2	540
Hurricane Jeanne - 2004	FL			336	1.4	-	336
October 2003 Fires	CA			300	1.2	-	300
Hurricane Gustav - 2008	LA			286	1.2	-	286
Greater than $250 million		10	1.0%	8,646	35.5	2.4	865
$101 million to $250 million		18	1.8	2,887	11.8	0.8	160
$50 million to $100 million		49	4.9	3,424	14.1	1.0	70
Less than $50 million		928	92.3	9,393	38.6	2.7	10
Total		1,005	100.0%	$24,350	100.0%	6.9	24

(1)         Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Pre-tax Reserve Reestimates (1)

Auto	$5	$(29)	$11	$(4)	$(35)
Homeowners	(8)	(50)	(75)	(11)	(32)
Other personal lines	(22)	51	(3)	32	9

Allstate Protection (2)	(25)	(28)	(67)	17	(58)

Discontinued Lines and Coverages	2	3	15	3	3

Property-Liability	$(23)	$(25)	$(52)	$20	$(55)

Allstate brand	$(34)	$(20)	$(74)	$9	$(41)
Encompass brand	9	(8)	7	8	(17)

Allstate Protection (2)	$(25)	$(28)	$(67)	$17	$(58)

Effect of Pre-tax Reserve
Reestimates on Combined Ratio (1)

Auto	0.1	(0.4)	0.2	-	(0.5)
Homeowners	(0.1)	(0.8)	(1.2)	(0.2)	(0.5)
Other personal lines	(0.4)	0.8	-	0.5	0.1

Allstate Protection (2)	(0.4)	(0.4)	(1.0)	0.3	(0.9)

Discontinued Lines and Coverages	-	-	0.3	-	0.1

Property-Liability	(0.4)	(0.4)	(0.7)	0.3	(0.8)

Allstate brand	(0.5)	(0.3)	(1.1)	0.2	(0.6)
Encompass brand	0.1	(0.1)	0.1	0.1	(0.3)

Allstate Protection (2)	(0.4)	(0.4)	(1.0)	0.3	(0.9)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)	Favorable reserve reestimates included in catastrophe losses totaled $15 million and $60 million in the three months ended March 31, 2010 and 2009, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months	Twelve months ended December 31,
	ended
	March 31,
	2010	2009	2008	2007	2006	2005
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,180	$1,228	$1,302	$1,375	$1,373	$1,464
Incurred claims and claims expense	-	(8)	8	17	86	139
Claims and claims expense paid	(23)	(40)	(82)	(90)	(84)	(230)
Ending reserves	$1,157	$1,180	$1,228	$1,302	$1,375	$1,373

Claims and claims expense paid as a percent of ending reserves	2.0%	3.4%	6.7%	6.9%	6.1%	16.8%

Environmental claims
Beginning reserves	$198	$195	$232	$194	$205	$232
Incurred claims and claims expense	-	13	-	63	10	2
Claims and claims expense paid	(1)	(10)	(37)	(25)	(21)	(29)
Ending reserves	$197	$198	$195	$232	$194	$205

Claims and claims expense paid as a percent of ending reserves	0.5%	5.1%	19.0%	10.8%	10.8%	14.1%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Investments	$62,336	$62,216	$61,891	$59,861	$59,576

Premiums and deposits *	$1,105	$1,156	$1,033	$1,399	$1,533
Deposits to contractholder funds	(828)	(898)	(802)	(1,152)	(1,298)
Deposits to separate accounts	(26)	(27)	(27)	(28)	(28)
Change in unearned premiums and other adjustments	38	12	28	29	39
Life and annuity premiums	289	243	232	248	246

Contract charges	255	255	250	246	238

Premiums and contract charges	544	498	482	494	484
Net investment income	731	737	744	764	819
Periodic settlements and accruals on non-hedge derivative instruments	17	14	2	(3)	1
Contract benefits	(442)	(441)	(382)	(407)	(387)
Interest credited to contractholder funds	(463)	(479)	(497)	(520)	(542)
Amortization of deferred policy acquisition costs	(58)	(90)	(108)	(130)	(109)
Operating costs and expenses	(120)	(105)	(99)	(105)	(121)
Restructuring and related charges	—	(1)	(4)	(2)	(18)
Income tax expense on operations	(70)	(38)	(43)	(26)	(42)

Operating income	139	95	95	65	85

Realized capital gains and losses, after-tax	(105)	(178)	(151)	82	(170)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(2)	(45)	18	(131)	(19)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(18)	-	-	-	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(11)	(9)	(1)	2	(1)
Gain on disposition of operations, after-tax	1	-	1	1	2

Net income (loss)	$4	$(137)	$(38)	$19	$(327)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND DEPOSITS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
PREMIUMS AND DEPOSITS - BY PRODUCT	2010	2009	2009	2009	2009

Underwritten Products
Interest-sensitive life	$389	$384	$355	$356	$341
Traditional	99	121	102	101	92
Accident, health, and other	157	121	115	114	110
	645	626	572	571	543

Annuities
Indexed annuities	122	155	105	117	127
Fixed deferred annuities	111	141	196	471	452
Sub-total	233	296	301	588	579
Fixed immediate annuities	86	73	56	81	90
	319	369	357	669	669

Bank deposits	141	161	104	159	321

Total	$1,105	$1,156	$1,033	$1,399	$1,533

PREMIUMS AND DEPOSITS - BY DISTRIBUTION CHANNEL

Allstate agencies	$542	$647	$558	$576	$735
Financial institutions	102	105	115	329	347
Independent agents	360	320	342	368	327
Specialized brokers and other	101	84	18	126	124

Total	$1,105	$1,156	$1,033	$1,399	$1,533

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Beginning balance	$52,582	$53,336	$53,999	$56,621	$58,413

Deposits
Fixed annuities	291	351	343	635	635
Interest-sensitive life insurance	395	384	355	357	342
Bank and other deposits	252	275	208	268	427
Total deposits	938	1,010	906	1,260	1,404

Interest credited	462	481	498	515	531

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(954)	(58)	(212)	(2,552)	(1,951)
Benefits	(395)	(353)	(379)	(406)	(450)
Surrenders and partial withdrawals	(1,248)	(1,540)	(1,184)	(1,235)	(1,213)
Contract charges	(241)	(238)	(232)	(227)	(221)
Net transfers from separate accounts	2	3	2	2	4
Fair value hedge adjustments for institutional products	(123)	(6)	1	78	(48)
Other adjustments	4	(53)	(63)	(57)	152
Total maturities, benefits, withdrawals and other adjustments	(2,955)	(2,245)	(2,067)	(4,397)	(3,727)

Ending balance	$51,027	$52,582	$53,336	$53,999	$56,621

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Benefit spread
Premiums	$289	$243	$232	$248	$246
Cost of insurance contract charges (1)	156	158	156	150	152
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(303)	(301)	(243)	(267)	(248)
Total benefit spread	142	100	145	131	150

Investment spread
Net investment income	731	737	744	764	819
Implied interest on immediate annuities with life contingencies (2)	(139)	(140)	(139)	(140)	(139)
Interest credited to contractholder funds	(463)	(490)	(496)	(561)	(579)
Total investment spread	129	107	109	63	101

Surrender charges and contract maintenance expense fees (1)	99	97	94	96	86
Realized capital gains and losses	(162)	(275)	(234)	121	(43)
Amortization of deferred policy acquisition costs	(89)	(148)	(80)	(289)	(448)
Operating costs and expenses	(120)	(105)	(99)	(105)	(121)
Restructuring and related charges	-	(1)	(4)	(2)	(18)
Gain on disposition of operations	1	1	2	1	3
Income tax benefit (expense) on operations	4	87	29	3	(37)

Net income (loss)	$4	$(137)	$(38)	$19	$(327)

Benefit spread by product group
Life insurance	$88	$68	$96	$96	$103
Accident and health	64	47	50	50	49
Annuities	(10)	(15)	(1)	(15)	(2)
Total benefit spread	$142	$100	$145	$131	$150

Investment spread by product group
Annuities and institutional products	$50	$45	$44	$3	$34
Life insurance	7	1	(2)	7	(3)
Bank	8	9	8	7	6
Accident and health	4	3	5	4	4
Net investment income on investments supporting capital	60	49	54	42	60
Total investment spread	$129	$107	$109	$63	$101

(1) Reconciliation of contract charges
Cost of insurance contract charges	$156	$158	$156	$150	$152
Surrender charges and contract maintenance expense fees	99	97	94	96	86
Total contract charges	$255	$255	$250	$246	$238

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(303)	$(301)	$(243)	$(267)	$(248)
Implied interest on immediate annuities with life contingencies	(139)	(140)	(139)	(140)	(139)
Total contract benefits	$(442)	$(441)	$(382)	$(407)	$(387)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended March 31, 2010			Three months ended March 31, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.4%	1.0%	5.4%	4.7%	0.7%
Deferred fixed annuities and institutional products	4.4	3.2	1.2	4.7	3.4	1.3
Immediate fixed annuities with and without life contingencies	6.3	6.4	(0.1)	6.3	6.4	(0.1)
Investments supporting capital, traditional life and other products	4.1	N/A	N/A	4.1	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Net investment income	$15	$15	$14	$10	$13
Operating costs and expenses	(97)	(108)	(109)	(103)	(90)
Income tax benefit on operations	32	36	37	36	32

Operating loss	(50)	(57)	(58)	(57)	(45)

Realized capital gains and losses, after-tax	2	5	3	5	(2)

Net loss	$(48)	$(52)	$(55)	$(52)	$(47)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2010	2009	2009	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$13,181	$14,294	$15,507	$16,894	$16,853	$64	$64	$65	$63	$37
Taxable	15,552	12,991	12,930	10,164	9,126	50,246	49,222	47,815	44,890	41,731
Equity securities, at fair value	3,580	4,840	4,414	3,118	2,349	227	184	189	179	61
Mortgage loans	50	50	78	98	103	7,589	7,885	8,775	9,308	9,607
Limited partnership interests	1,744	1,674	1,714	1,389	1,384	1,023	1,032	1,021	1,040	1,060
Short-term, at fair value	608	503	588	1,303	818	1,074	1,697	1,785	2,162	4,674
Other	94	174	127	235	300	2,113	2,132	2,241	2,219	2,406
Total	$34,809	$34,526	$35,358	$33,201	$30,933	$62,336	$62,216	$61,891	$59,861	$59,576

Fixed income securities, at amortized cost:
Tax-exempt	$13,041	$14,177	$15,117	$17,320	$17,336	$60	$60	$61	$61	$37
Taxable	15,793	13,414	13,404	11,077	10,011	51,392	51,435	50,592	50,711	49,291
Ratio of fair value to amortized cost	99.6%	98.9%	99.7%	95.3%	95.0%	97.8%	95.7%	94.5%	88.5%	84.7%
Equity securities, at cost	$3,253	$4,685	$4,106	$3,300	$2,869	$183	$160	$168	$183	$78
Short-term, at amortized cost	608	503	588	1,303	818	1,074	1,697	1,785	2,162	4,673

	CORPORATE AND OTHER					CONSOLIDATED

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2010	2009	2009	2009	2009	2010	2009	2009	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$652	$670	$766	$752	$663	$13,897	$15,028	$16,338	$17,709	$17,553
Taxable	1,589	1,525	1,478	3	28	67,387	63,738	62,223	55,057	50,885
Equity securities, at fair value	-	-	-	-	-	3,807	5,024	4,603	3,297	2,410
Mortgage loans	-	-	-	-	-	7,639	7,935	8,853	9,406	9,710
Limited partnership interests	35	38	35	35	38	2,802	2,744	2,770	2,464	2,482
Short-term, at fair value	800	856	1,097	2,605	2,633	2,482	3,056	3,470	6,070	8,125
Other	2	2	1	1	2	2,209	2,308	2,369	2,455	2,708
Total	$3,078	$3,091	$3,377	$3,396	$3,364	$100,223	$99,833	$100,626	$96,458	$93,873

Fixed income securities, at amortized cost:
Tax-exempt	$619	$632	$719	$718	$619	$13,720	$14,869	$15,897	$18,099	$17,992
Taxable	1,581	1,525	1,474	3	28	68,766	66,374	65,470	61,791	59,330
Ratio of fair value to amortized cost	101.9%	101.8%	102.3%	104.7%	106.8%	98.5%	97.0%	96.6%	91.1%	88.5%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,436	$4,845	$4,274	$3,483	$2,947
Short-term, at amortized cost	800	856	1,097	2,605	2,633	2,482	3,056	3,470	6,070	8,124

THE ALLSTATE CORPORATION

FIXED INCOME SECURITY PORTFOLIO BY CREDIT RATING

($ in millions)

		PROPERTY-LIABILITY					ALLSTATE FINANCIAL

NAIC		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
Rating	Credit rating	2010	2009	2009	2009	2009	2010	2009	2009	2009	2009

1	Aaa/Aa/A	$22,814	$21,714	$22,281	$21,170	$20,329	$32,371	$31,676	$30,922	$29,369	$27,614
2	Baa	3,691	3,517	4,080	3,854	3,845	14,742	14,681	13,909	12,995	11,918
3	Ba	858	849	914	964	865	1,686	1,635	1,625	1,716	1,519
4	B	602	506	489	514	481	648	571	754	438	436
5	Caa or lower	511	552	557	440	395	522	628	593	356	227
6	In or near default	257	147	116	116	64	341	95	77	79	54

Total		$28,733	$27,285	$28,437	$27,058	$25,979	$50,310	$49,286	$47,880	$44,953	$41,768

		CORPORATE AND OTHER					CONSOLIDATED

NAIC		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
Rating	Credit rating	2010	2009	2009	2009	2009	2010	2009	2009	2009	2009

1	Aaa/Aa/A	$2,235	$2,183	$2,229	$733	$667	$57,420	$55,573	$55,432	$51,272	$48,610
2	Baa	6	11	12	19	21	18,439	18,209	18,001	16,868	15,784
3	Ba	-	-	-	-	-	2,544	2,484	2,539	2,680	2,384
4	B	-	-	2	2	2	1,250	1,077	1,245	954	919
5	Caa or lower	-	-	-	-	-	1,033	1,180	1,150	796	622
6	In or near default	-	1	1	1	1	598	243	194	196	119

Total		$2,241	$2,195	$2,244	$755	$691	$81,284	$78,766	$78,561	$72,766	$68,438

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	March 31, 2010			December 31, 2009			September 30, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$218	$8,422	102.7	$203	$7,536	102.8	$255	$8,132	103.2
Municipal	(256)	20,148	98.7	(403)	21,280	98.1	39	22,167	100.2
Corporate	914	34,499	102.7	345	33,115	101.1	206	32,059	100.6
Foreign government	306	3,314	110.2	291	3,197	110.0	330	2,874	113.0
Residential mortgage-backed securities (“RMBS”)	(1,231)	9,112	88.1	(1,500)	7,987	84.2	(1,756)	8,077	82.1
Commercial mortgage-backed securities (“CMBS”)	(768)	2,452	76.1	(925)	2,586	73.7	(1,159)	2,578	69.0
Asset-backed securities (“ABS”)	(387)	3,297	89.5	(488)	3,026	86.1	(720)	2,637	78.6
Redeemable preferred stock	2	40	105.3	-	39	100.0	(1)	37	97.4
Total fixed income securities	(1,202)	81,284	98.5	(2,477)	78,766	97.0	(2,806)	78,561	96.6

Equity securities	371	3,807	110.8	179	5,024	103.7	329	4,603	107.7
Short-term investments	-	2,482	100.0	-	3,056	100.0	-	3,470	100.0
Derivatives	(18)	437	96.0	(23)	548	96.0	(24)	538	95.7
Unrealized net capital gains and losses, pre-tax	$(849)	$88,010	99.0	$(2,321)	$87,394	97.4	$(2,501)	$87,172	97.2

Amounts recognized for:
Insurance reserves (2)	-			-			-
DAC and DSI (3)	726			990			2,679
Amounts recognized	726			990			2,679

Deferred income taxes	39			461			(66)

Unrealized net capital gains and losses, after-tax	$(84)			$(870)			$112

	June 30, 2009			March 31, 2009			December 31, 2008

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

SECURITIES BY TYPE
Fixed income securities
U.S. government and agencies	$253	$4,185	106.4	$516	$3,979	114.9	$962	$4,234	129.4
Municipal	(1,025)	23,097	95.8	(1,225)	22,097	94.7	(1,717)	21,848	92.7
Corporate	(1,550)	29,938	95.1	(3,452)	28,309	89.1	(3,413)	27,627	89.0
Foreign government	244	2,723	109.8	366	2,475	117.4	469	2,675	121.3
RMBS	(2,160)	7,503	77.6	(1,721)	6,307	78.6	(1,445)	6,565	82.0
CMBS	(1,746)	3,237	65.0	(2,044)	3,661	64.2	(1,994)	3,846	65.9
ABS	(1,134)	2,051	64.4	(1,313)	1,587	54.7	(1,348)	1,787	57.0
Redeemable preferred stock	(6)	32	84.2	(11)	23	67.6	(10)	26	72.2
Total fixed income securities	(7,124)	72,766	91.1	(8,884)	68,438	88.5	(8,496)	68,608	89.0

Equity securities	(186)	3,297	94.7	(537)	2,410	81.8	(332)	2,805	89.4
Short-term investments	-	6,070	100.0	1	8,125	100.0	3	8,906	100.0
Derivatives	(15)	449	96.8	16	432	103.8	11	301	103.8
Unrealized net capital gains and losses, pre-tax	$(7,325)	$82,582	91.9	$(9,404)	$79,405	89.4	$(8,814)	$80,620	90.1

Amounts recognized for:
Insurance reserves (2)	-			-			(378)
DAC and DSI (3)	4,064			3,785			3,500
Amounts recognized	4,064			3,785			3,122

Deferred income taxes	1,149			1,852			1,954

Unrealized net capital gains and losses, after-tax	$(2,112)			$(3,767)			$(3,738)

(1)              Comparing percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)              The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3)              The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  Only the unrealized net capital gains and losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation.  The reduction in unrealized net capital losses in the first quarter of 2010 for these product portfolios was less than the reduction in unrealized net capital losses for the total Allstate Financial and consolidated portfolios.  The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses.  Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.  The DAC adjustment balance (88% of the total DAC and DSI adjustment balance) was limited as of December 31, 2008 and March 31, 2009 because the calculated amount, when added to the DAC balance before the impact of unrealized capital gains and losses, was greater than originally deferred costs plus interest.  The DSI adjustment balance was limited as of December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009.  In periods subsequent to the adjustment balance reaching the limitation, the change in the adjustment will not trend in a linear relationship with the change in unrealized gains and losses until such time as the adjustment balance is below the limitation.  The DAC and DSI adjustment balance was below the limitation as of December 31, 2009 and March 31, 2010.  The limitation amount changes from period to period based on changes in the DAC and DSI balance before the impact of unrealized capital gains and losses, as well as new deferrals and interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of March 31, 2010

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,242	$4,063	$104	$(206)	$3,961	95.8%	93.4%
Financial services	3,371	3,275	109	(60)	3,324	97.2	98.6
Consumer goods (cyclical and non-cyclical)	5,002	5,064	233	(51)	5,246	101.2	104.9
Utilities	5,899	5,903	337	(50)	6,190	100.1	104.9
Transportation	1,661	1,677	72	(33)	1,716	101.0	103.3
Capital goods	3,551	3,560	171	(28)	3,703	100.3	104.3
Basic industry	1,480	1,502	71	(15)	1,558	101.5	105.3
Energy	2,212	2,230	106	(12)	2,324	100.8	105.1
Communications	1,947	1,921	91	(11)	2,001	98.7	102.8
Technology	1,121	1,138	51	(10)	1,179	101.5	105.2
FDIC guaranteed	1,982	1,994	25	-	2,019	100.6	101.9
Other	1,403	1,258	43	(23)	1,278	89.7	91.1
Total corporate fixed income portfolio	33,871	33,585	1,413	(499)	34,499	99.2	101.9

U.S. government and agencies	8,845	8,204	238	(20)	8,422	92.8	95.2
Municipal	25,891	20,404	517	(773)	20,148	78.8	77.8
Foreign government	3,474	3,008	315	(9)	3,314	86.6	95.4
RMBS	10,966	10,343	173	(1,404)	9,112	94.3	83.1
CMBS	3,286	3,220	44	(812)	2,452	98.0	74.6
ABS	4,105	3,684	80	(467)	3,297	89.7	80.3
Redeemable preferred stock	47	38	2	-	40	80.9	85.1
Total fixed income securities	$90,485	$82,486	$2,782	$(3,984)	$81,284	91.2	89.8

(1)     Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, municipal, foreign government and U.S. government and agencies zero-coupon securities with par value of $882 million, $7.83 billion, $1.35 billion and $1.49 billion, respectively.

(2)     Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 99.7% for corporates, 99.9% for municipals, 104.2% for foreign governments and 101.3% for U.S. government and agencies.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 102.3% for corporates, 99.8% for municipals, 108.9% for foreign governments and 102.8% for U.S. government and agencies.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of March 31, 2010

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$8,422	$218	$-	$-	$-	$-	$-	$-	$-	$-	$8,845	$8,422	$218

Municipal
Tax exempt	1,480	95	5,743	178	4,072	55	1,925	(81)	677	(70)	15,084	13,897	177
Taxable	135	3	2,268	(31)	1,350	(89)	791	(163)	166	(50)	9,163	4,710	(330)
Auction rate securities	1,175	(47)	99	(9)	118	(19)	45	(7)	104	(21)	1,644	1,541	(103)

Corporate
Public	2,506	32	2,620	69	6,186	291	7,713	324	931	1	19,092	19,956	717
Privately placed	753	23	1,580	55	3,519	139	6,184	122	1,142	-	13,186	13,178	339
Hybrid	33	3	60	9	584	(74)	484	(80)	204	-	1,593	1,365	(142)

Foreign government	2,025	240	419	10	468	38	385	18	17	-	3,474	3,314	306

RMBS
U.S. government sponsored entities	5,452	146	-	-	-	-	-	-	-	-	5,227	5,452	146
Prime residential mortgage-backed securities	584	(14)	99	(12)	209	(7)	20	(7)	378	(30)	1,421	1,290	(70)
Alt-A residential mortgage-backed securities	42	(4)	72	(10)	113	(9)	66	(15)	443	(161)	1,204	736	(199)
Subprime residential mortgage-backed securities	175	(12)	454	(185)	139	(104)	78	(61)	788	(746)	3,114	1,634	(1,108)

CMBS	1,557	(35)	344	(74)	237	(219)	194	(234)	120	(206)	3,286	2,452	(768)

ABS
Collateralized debt obligations	36	(10)	514	(14)	532	(92)	264	(87)	416	(170)	2,501	1,762	(373)
Consumer and other asset-backed securities	787	3	257	(1)	199	(6)	258	(5)	34	(5)	1,604	1,535	(14)

Redeemable preferred stock	-	-	-	-	3	-	32	2	5	-	47	40	2
Total fixed income securities	$25,162	$641	$14,529	$(15)	$17,729	$(96)	$18,439	$(274)	$5,425	$(1,458)	$90,485	$81,284	$(1,202)

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Impairment write-downs (1)	$(223)	$(270)	$(381)	$(291)	$(620)
Change in intent write-downs (2)	(32)	(215)	(11)	(26)	(105)
Net other-than-temporary impairment losses recognized in earnings	(255)	(485)	(392)	(317)	(725)
Sales	88	390	201	263	418
Valuation of derivative instruments	(155)	166	(269)	367	103
Settlements of derivative instruments	(30)	(110)	(92)	52	(12)
EMA limited partnership income	4	6	33	(37)	(143)
Total	$(348)	$(33)	$(519)	$328	$(359)

(1)                Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(2)                Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$165	$180	$204	$217	$225
Taxable	130	126	120	111	109
Equity securities	20	29	13	18	15
Mortgage loans	1	-	2	1	1
Limited partnership interests (3)	3	4	2	2	1
Short-term	1	2	1	1	3
Other	1	1	2	-	1
Sub-total	321	342	344	350	355
Less: Investment expense	(17)	(18)	(18)	(16)	(11)
Net investment income	$304	$324	$326	$334	$344
Net investment income, after-tax	$247	$266	$273	$282	$290

PRE-TAX YIELDS (1)
Fixed income securities:
Tax-exempt	4.9	4.9	5.0	5.0	5.2
Equivalent yield for tax-exempt	7.1	7.1	7.3	7.3	7.6
Taxable	3.5	3.7	3.9	4.2	4.7
Equity securities	2.0	2.7	1.5	2.2	2.1
Mortgage loans	6.0	5.0	4.5	4.5	4.5
Limited partnership interests	0.8	0.8	0.6	0.4	0.3
Total portfolio (2)	3.7	3.9	3.9	4.1	4.3

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(4)	$(12)	$27	$9	$(28)
Taxable	(43)	(40)	-	(3)	(7)
Equity securities	14	336	(22)	26	(138)
Limited partnership interests	(7)	19	11	(30)	(164)
Derivatives and other	(150)	(68)	(306)	199	23
Total	$(190)	$235	$(290)	$201	$(314)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(79)	$(91)	$(100)	$(87)	$(256)
Change in intent write-downs (4)	(9)	(6)	(10)	(1)	(72)
Net other-than-temporary impairment losses recognized in earnings	(88)	(97)	(110)	(88)	(328)
Sales (4)	41	377	91	93	50
Valuation of derivative instruments	(101)	53	(209)	188	20
Settlements of derivative instruments	(49)	(121)	(99)	11	6
EMA limited partnership income	7	23	37	(3)	(62)
Total	$(190)	$235	$(290)	$201	$(314)

(1)               Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)               The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments includes fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)               At March 31, 2010, we have commitments to invest in additional limited partnership interests totaling $595 million.

(4)               Includes $1 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months ended March 31, 2010, respectively.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

NET INVESTMENT INCOME
Fixed income securities	$652	$657	$654	$658	$699
Equity securities	1	1	2	1	1
Mortgage loans	103	109	119	130	136
Limited partnership interests (3)	3	2	2	2	2
Short-term	1	1	2	2	7
Other	(2)	(4)	(7)	(4)	(1)
Sub-total	758	766	772	789	844
Less: Investment expense	(27)	(29)	(28)	(25)	(25)
Net investment income	$731	$737	$744	$764	$819
Net investment income, after-tax	$478	$480	$489	$500	$535

PRE-TAX YIELDS (1)
Fixed income securities	5.1	5.2	5.2	5.3	5.6
Equity securities	2.3	3.7	3.1	4.8	2.9
Mortgage loans	5.3	5.2	5.3	5.5	5.5
Limited partnership interests	1.0	1.0	0.6	0.7	0.8
Total portfolio (2)	4.7	4.7	4.7	4.8	5.0

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(92)	$(342)	$(64)	$2	$140
Equity securities	-	2	1	1	(25)
Mortgage loans	(25)	(30)	(66)	(16)	(32)
Limited partnership interests	(15)	(26)	(32)	(53)	(171)
Derivatives and other	(30)	121	(73)	187	45
Total	$(162)	$(275)	$(234)	$121	$(43)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(144)	$(179)	$(281)	$(204)	$(357)
Change in intent write-downs	(23)	(209)	(1)	(25)	(33)
Net other-than-temporary impairment losses recognized in earnings	(167)	(388)	(282)	(229)	(390)
Sales	44	10	106	163	359
Valuation of derivative instruments	(54)	113	(60)	179	83
Settlements of derivative instruments	19	11	7	41	(18)
EMA limited partnership income	(4)	(21)	(5)	(33)	(77)
Total	$(162)	$(275)	$(234)	$121	$(43)

(1)            Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(2)            The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments include fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(3)            At March 31, 2010, we have commitments to invest in additional limited partnership interests totaling $759 million.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- amortization of DAC and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the 2009 combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Premiums and deposits is an operating measure that we use to analyze production trends for Allstate Financial sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products including the net new deposits of Allstate Bank, which we account for under GAAP as increases to liabilities rather than as revenue.  An illustration of where premiums and deposits are reflected in the consolidated financial statements is included in the schedule, “Allstate Financial Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.